UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2010 (September 21, 2010)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

8.01.

Other Events.

Estimated Value per Share

On September 21, 2010, Inland American Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) established an estimated value per share of our common stock equal to $8.03.

We estimated the per share value of our common stock to assist those broker-dealers that sold our common stock in our initial and follow-on “best efforts” offerings to comply with the rules published by the Financial Industry Regulatory Authority (“FINRA”) and to assist fiduciaries of retirement plans subject to annual reporting requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), in the preparation of their reports.  Specifically, FINRA requires registered broker-dealers to disclose in a customer’s account statement an estimated value for a REIT’s securities if the annual report of that REIT discloses a per share estimated value. The FINRA rules prohibit broker-dealers from using a per share estimated value developed from data that is more than eighteen months old, which in effect prohibits the broker-dealers from using a per share offering price from an issuer’s last “best efforts” offering for more than eighteen months after the termination of that offering.  Our last “best efforts” offering was terminated on April 6, 2009.

The FINRA rules provide no guidance regarding the methodology a REIT must use to determine its estimated value per share.  As with any valuation methodology, our methodology is based upon a number of estimates and assumptions that may prove later to be inaccurate or incomplete.  Further, different parties using different assumptions and estimates could derive a different estimated value per share, which could be significantly different from our estimated value per share.  The estimated per share value established by us represents neither the fair value according to U.S. generally accepted accounting principles (or “GAAP”) of our assets less liabilities, nor the amount our shares would trade at on a national securities exchange or the amount a stockholder would obtain if he or she tried to sell his or her shares or if we liquidated our assets.

Methodology

Our objective in calculating an estimated value per share was to arrive at a value that we believe is reasonable and supportable after consultation with our business manager, Inland American Business Manager & Advisor, Inc. (the “Business Manager”).  An independent third party was engaged by the Company.  This third party analyzed the Business Manager’s approach to valuation, its underlying assumptions and valuation conclusion.  The Business Manager used a combination of valuation methods incorporating projections of funds from operations, or “FFO,” and cash flow that were valued using comparable capitalization rates, discount rates and FFO multiples. The Business Manager placed most of its reliance on the projected FFO valuations as this best reflected, in the Business Manager’s view, the enterprise value of the Company.

The Business Manager believes that the methodologies it used to determine the estimated value per share of the Company’s common stock are industry standard and acceptable valuation methodologies.

The market for commercial real estate can fluctuate and values are expected to change in the future.

Limitations of the Estimated Value per Share

As mentioned above, we are providing this estimated value per share to assist broker-dealers with customers who own shares of our common stock in meeting their customer account statement reporting obligations and to assist fiduciaries of retirement plans subject to annual reporting requirements of ERISA in the preparation of their reports.  The estimated value per share set forth above will first appear on customer account statements from the Company for September 2010.  In addition, we intend to report this estimated value per share to fiduciaries of retirement plans preparing annual valuation statements.

As with any valuation methodology, the methodologies employed by our Business Manager and the third party and relied upon by us are based upon a number of estimates and assumptions that may not be accurate or complete.  Accordingly, with respect to the estimated value per share, we can give no assurance that:

•

a stockholder would be able to resell his or her shares at this estimated value;

•

a stockholder would ultimately realize distributions per share equal to our estimated value per share upon liquidation of our assets and settlement of our liabilities or a sale of the Company;

•

our shares would trade at the estimated value per share on a national securities exchange; or

•

the methodologies used to estimate our value per share would be acceptable to FINRA or under ERISA for compliance with its reporting requirements.

The estimated value per share has been determined as of September 21, 2010.  The value of our shares will likely change over time and will be influenced by changes to the value of our individual assets as well as changes and developments in the real estate and capital markets.  We believe the current downturn in the economy has depressed the value of our assets and hence the estimated value of our shares.  Beginning December 31, 2011, we currently expect to update our estimated value per share on a calendar year basis.

Copies of a frequently asked questions statement regarding our estimated value per share and our letter to stockholders, which will be mailed to stockholders on or about October 12, 2010, are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.  These Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  In addition, Exhibits 99.1 and 99.2 shall not be incorporated by reference into our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Declaration of September Distribution

On September 21, 2010, our board declared a monthly distribution for September, payable to all stockholders of record on September 30, 2010, in an annualized amount equal to $0.50 per share.  This equates to a 5% annualized yield on a $10.00 share price and a 6.2% annualized yield on a share price of $8.03.

Amendment of Distribution Reinvestment Plan and Purchase Price Thereunder

Effective as of September 21, 2010, we adopted a Second Amended and Restated Distribution Reinvestment Plan (the “Plan”). The Plan was amended to change the price per share for shares of common stock purchased under the Plan to 100% of the “market price” of a share of the Company’s common stock until the shares become listed for trading.  For these purposes, “market price” means, prior to the shares of the Company’s common stock being listed for trading, the fair market value of a share of the Company’s common stock, as estimated by the Company.  Accordingly, under the Plan, as amended and restated, beginning with reinvestments made after September 21, 2010, and until a new estimated value has been established, distributions may be reinvested in shares of our common stock at a price equal to $8.03 per share.

The information set forth above with respect to the Plan does not purport to be complete in scope and is qualified in its entirety by the full text of the Plan, which is being filed as Exhibit 4.1 hereto and is incorporated into this Item 8.01 disclosure by reference.

 Item

9.01.

Financial Statements and Exhibits.

(d)

Exhibits

4.1

Second Amended and Restated Distribution Reinvestment Plan

99.1

Frequently Asked Questions, dated September 24, 2010

99.2

Letter to Stockholders, dated October 12, 2010

The statements and certain other information in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and the Company intends that these forward-looking statements be subject to the safe harbors created thereby.  These forward-looking statements are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,”  “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely”  or other words or phrases of similar import.  Similarly, statements that describe or contain information related to matters such as the Company’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements.  These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from those currently anticipated in these forward-looking statements.  In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements.  Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s Securities and Exchange Commission reports, including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and the Quarterly Report on Form 10-Q for the period ended June 30, 2010.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	September 23, 2010	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

4.1

Second Amended and Restated Distribution Reinvestment Plan

99.1

Frequently Asked Questions, dated September 24, 2010

99.2

Letter to Stockholders, dated October 12, 2010